Exhibit 10.25

                               AMENDMENT NO. 11 TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

                                                      March 29, 2002


All American Semiconductor, Inc.
16115 Northwest 52nd Avenue
Miami, Florida  33014
Attention:  Chief Financial Officer

Ladies and Gentlemen:

               Reference is made to the Loan and Security Agreement dated as of May 3, 1996 among Harris Trust and Savings Bank, as a Lender and as Administrative Agent for the Lenders, American National Bank and Trust Company of Chicago, as a Lender and as Collateral Agent for the Lenders, the other Lenders party thereto and All American Semiconductor, Inc., as amended to date (the "Loan Agreement"). Unless defined herein, capitalized terms used herein shall have the meanings provided for such terms in the Loan Agreement.

               The Borrower has requested that the Requisite Lenders agree to amend the Loan Agreement in certain respects. The Agents and the Requisite Lenders have agreed to the foregoing on the terms and pursuant to the conditions provided herein.

               Therefore, the parties hereto hereby agree as follows:

               1. Amendments to Loan Agreement. The Loan Agreement is hereby amended, as follows:

               (a) The first "WHEREAS" clause in the Loan Agreement is hereby amended by deleting therefrom the amount "One Hundred Million Dollars ($100,000,000)" and inserting in its place the amount "Eighty-Five Million Dollars ($85,000,000)".

               (b) The definition of the term "Applicable Margin" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

               " 'Applicable Margin' shall mean (a) from December 31, 2001 to, but not including March 31, 2002, 1.00% for Domestic Rate Portions and 3.25% for LIBOR Portions; and (b) at all times on and after March 31, 2002, 1.00% for Domestic Rate Portions and 4.25% for LIBOR Portions."

               (c)    The definition of the term "Maximum Facility" contained in
Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

               " 'Maximum Facility' shall mean an amount equal to Eighty-Five Million Dollars ($85,000,000)."

               (d) Section 7.20 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

               "7.20  Weekly Cash Projections.
                      -----------------------

               On each Monday, the Borrower shall deliver to the Agents an updated written cash flow forecast for the following 13 week period, which forecast shall be in form and substance satisfactory to the Agents."

               (e)    Section 8.17 of the Loan Agreement is hereby amended by
(i) deleting therefrom the phrase "September 30, 2001 through and including December 30, 2001" and inserting in its place the phrase "September 30, 2001 through and including December 31, 2001", (ii) deleting therefrom the phrase "December 31, 2001 through and including December 30, 2002" and inserting in its place the phrase "January 1, 2002 through and including December 31, 2002",
(iii) deleting therefrom the phrase "December 31, 2002 through and including December 30, 2003" and inserting in its place the phrase "January 1, 2003 through and including December 30, 2003", and (iv) deleting therefrom the figures "$25,000,000" and "$40,000,000" and inserting in their place the figures "$17,200,000" and "$16,250,000", respectively.

               (f) Section 8.18 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

               "8.18  Minimum Debt Service Coverage Ratio.
                      -----------------------------------

               The Debt Service Coverage Ratio of the Designated Companies, on a consolidated basis, shall not on the last day of any calendar quarter set forth below, for the period ending on such date, be less than the ratio set forth below opposite such date:

                    Date                                             Ratio
                    ----                                             -----
Three month period ending March 31, 2002                           0.45 : 1.00

Six month period ending June 30, 2002                              0.60 : 1.00

Nine month period ending September 30, 2002                        0.80 : 1.00

Twelve month period ending December 31, 2002                       1.00 : 1.00

Twelve month period ending March 31, 2003                          1.25 : 1.00"
  and each twelve month period ending on the last day of a calendar quarter thereafter

               (g) Section 8.19 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

               "8.19  Minimum Inventory Turnover.
                      --------------------------

               Inventory Turnover shall not on the last day of any calendar month ending on or after December 31, 2001, for the three-month period ending on such date, be less than the amount set forth below for such date:

               Month                               Minimum Inventory Turnover
               -----                               --------------------------
December 31, 2001                                            2.0
January 31, 2002                                             2.0
February 28, 2002                                            2.0
March 31, 2002                                               2.0
April 30, 2002                                               2.5
May 31, 2002                                                 2.5
June 30, 2002                                                2.5
July 31, 2002 and the last day of                            3.0"
each calendar month thereafter

               (h) The Maximum Loan Amount of each Lender is amended and restated as set forth in Annex I attached hereto.

               2. Scope. This Amendment No. 11 to Loan and Security Agreement (this "Amendment") shall have the effect of amending the Loan Agreement and the other Financing Agreements as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Financing Agreements shall remain in full force and effect in accordance with their respective terms.

               3. Conditions to Effectiveness. This Amendment shall be effective retroactive to December 31, 2001 upon the execution hereof by the Requisite Lenders, the acceptance hereof by Borrower and each Guarantor, and the delivery hereof to the Administrative Agent, at 111 West Monroe Street, Chicago, Illinois 60603, Attention: Mr. William Kane, Vice President, on or before March 29, 2002, together with an amendment fee of $75,000, which shall be payable on a pro rata basis to each Lender.

                                       Very truly yours,

                                       HARRIS TRUST AND SAVINGS BANK,
                                        as Administrative Agent and a Lender
                                       Pro Rata Share: 20%

                                       By:   /s/ WILLIAM J. KANE
                                           -------------------------------------
                                       Its:  Vice President
                                           -------------------------------------

                                       AMERICAN NATIONAL BANK AND TRUST
                                        COMPANY OF CHICAGO,
                                        as Collateral Agent and a Lender
                                       Pro Rata Share: 20%

                                       By:   /s/ JOE PATEK
                                           -------------------------------------
                                       Its:  Vice President
                                           -------------------------------------


                                       FLEET BUSINESS CREDIT CORPORATION,
                                        formerly known as SANWA BUSINESS
                                        CREDIT CORPORATION, as a Lender
                                       Pro Rata Share: 15%

                                       By:______________________________________
                                       Its:_____________________________________


                                       FIRSTAR BANK N.A.,
                                        formerly known as MERCANTILE BUSINESS
                                        CREDIT, INC.,
                                        as a Lender
                                       Pro Rata Share: 15%

                                       By:______________________________________
                                       Its:_____________________________________

                                       GMAC COMMERCIAL CREDIT LLC,
                                        formerly known as THE BANK OF NEW YORK
                                        COMMERCIAL CORPORATION, as a Lender
                                       Pro Rata Share: 15%

                                       By:   /s/ ANTHONY VIOLA
                                           -------------------------------------
                                       Its:  Vice President
                                           -------------------------------------


                                       BANK OF AMERICA, N.A.,
                                        formerly known as NATIONSBANK, N.A.
                                        successor by merger to
                                        NATIONSBANK OF TEXAS, N.A.,
                                        as a Lender
                                       Pro Rata Share: 15%


                                       By:   /s/ JOHN ANDERSON
                                           -------------------------------------
                                       Its:  Vice President
                                           -------------------------------------

Acknowledged and agreed to as
of this 29th day of March, 2002.

ALL AMERICAN
 SEMICONDUCTOR, INC.

By:   /s/ Howard L. Flanders
   -----------------------------------
Its:  EVP & CFO
   -----------------------------------

                   Acknowledgment and Acceptance of Guarantors
                   -------------------------------------------

         Each of the undersigned, in its capacity as a Guarantor of the Liabilities of Borrowers to Agents and Lenders under the Loan Agreement, hereby acknowledges receipt of the foregoing Amendment No. 11 to Loan and Security Agreement, accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Master Corporate Guaranty executed by it and agrees that such Master Corporate Guaranty shall continue in full force and effect as to it, notwithstanding such amendment.


                                       Dated:  March 29, 2002

                                       Each of the Subsidiaries of All American
                                        Semiconductor, Inc. listed on Exhibit A
                                        attached hereto


                                       By:   /s/ HOWARD L. FLANDERS
                                          --------------------------------------
                                       Its:  EVP & CFO
                                          --------------------------------------

                                    EXHIBIT A

                                  Subsidiaries
                                  ------------

NAME
----

Access Micro Products, Inc.
All American Added Value, Inc.
All American A.V.E.D., Inc.
All American Semiconductor-Northern California, Inc.
All American IDT, Inc.
All American Semiconductor of Atlanta, Inc.
All American Semiconductor of Canada, Inc.
All American Semiconductor of Chicago, Inc.
All American Semiconductor of Florida, Inc.
All American Semiconductor of Huntsville, Inc.
All American Semiconductor of Massachusetts, Inc.
All American Semiconductor of Michigan, Inc.
All American Semiconductor of Minnesota, Inc.
All American Semiconductor of New York, Inc.
All American Semiconductor of Ohio, Inc.
All American Semiconductor of Philadelphia, Inc.
All American Semiconductor of Phoenix, Inc.
All American Semiconductor of Portland, Inc.
All American Semiconductor of Rhode Island, Inc.
All American Semiconductor of Rockville, Inc.
All American Semiconductor of Salt Lake, Inc.
All American Semiconductor of Texas, Inc.
All American Semiconductor of Washington, Inc.
All American Semiconductor of Wisconsin, Inc.
All American Technologies, Inc.
All American Transistor of California, Inc.
AmeriCapital, LLC
Aved Industries, Inc.
Palm Electronics Manufacturing Corp.

                                     ANNEX I

                              Maximum Loan Amounts
                              --------------------

-------------------------------------------- -----------------------------------
          Lender                                      Maximum Loan Amount
          ------                                      -------------------
-------------------------------------------- -----------------------------------
Harris Trust and Savings Bank                           $17,000,000
-------------------------------------------- -----------------------------------
American National Bank and                              $17,000,000
  Trust Company of Chicago
-------------------------------------------- -----------------------------------
Fleet Business Credit Corporation                       $12,750,000
-------------------------------------------- -----------------------------------
Firstar Bank N.A.                                       $12,750,000
-------------------------------------------- -----------------------------------
GMAC Commercial Credit LLC                              $12,750,000
-------------------------------------------- -----------------------------------
Bank of America, N.A.                                   $12,750,000
-------------------------------------------- -----------------------------------